PIMCO Funds

Supplement dated December 6, 2022 to the Credit Bond Funds Prospectus (the “Prospectus”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO Diversified Income Fund and PIMCO Low Duration Income Fund (each, a “Fund” and together, the “Funds”)

Effective immediately, the PIMCO Diversified Income Fund’s portfolio is jointly and primarily managed by Daniel J. Ivascyn, Alfred Murata, Regina Borromeo, Sonali Pier and Charles Watford. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO Diversified Income Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Daniel J. Ivascyn, Alfred Murata, Regina Borromeo, Sonali Pier and Charles Watford. Mr. Ivascyn is Group Chief Investment Officer and a Managing Director of PIMCO. Mr. Murata is a Managing Director of PIMCO. Mses. Borromeo and Pier and Mr. Watford are Executive Vice Presidents of PIMCO. Messrs. Ivascyn and Murata have managed the Fund since May 2016. Ms. Pier has managed the Fund since February 2017. Ms. Borromeo and Mr. Watford have managed the Fund since December 2022.

Effective immediately, the PIMCO Low Duration Income Fund’s portfolio is jointly and primarily managed by Daniel J. Ivascyn, Joshua Anderson and Alfred Murata. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO Low Duration Income’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Daniel J. Ivascyn, Joshua Anderson and Alfred Murata. Mr. Ivascyn is Group Chief Investment Officer and a Managing Director of PIMCO. Messrs. Anderson and Murata are Managing Directors of PIMCO. Messrs. Ivascyn and Murata have managed the Fund since May 2016. Mr. Anderson has managed the Fund since December 2022.

In addition, effective immediately, disclosure concerning each Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Diversified Income	Regina Borromeo	12/22

Executive Vice President, PIMCO. Ms. Borromeo is a portfolio manager and a senior member of PIMCO’s global credit team. She focuses on multi-sector credit as well as ESG-oriented credit and income strategies. She is a member of PIMCO’s ESG (environmental, social, and governance) portfolio management team and PIMCO PRIDE EMEA ERG Committee. Prior to joining PIMCO in 2022, Ms. Borromeo was a senior portfolio manager and director of global fixed income at Robeco UK Limited, overseeing investments across a variety of credit and ESG-oriented strategies. Prior to that, Ms. Borromeo was a portfolio manager and head of international high yield at Brandywine Global Investment Management (Europe). She also held roles at Morgan Stanley Investment Management as vice president, senior research analyst and portfolio manager, global fixed income, and at Goldman Sachs. She has investment experience since 2001 and holds a bachelor of arts from the University of Pennsylvania.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO ESG Income PIMCO Income PIMCO Low Duration Income	Joshua Anderson	9/20* 7/18 12/22

Managing Director, PIMCO. Mr. Anderson is a portfolio manager focusing on global structured credit investments. Prior to joining PIMCO in 2003, he was an analyst at Merrill Lynch covering both the residential ABS and collateralized debt obligation sectors and was ranked as one of the top analysts by Institutional Investor magazine. He was previously a portfolio manager at Merrill Lynch Investment Managers.

PIMCO Diversified Income PIMCO ESG Income PIMCO Income PIMCO Low Duration Income	Daniel J. Ivascyn	5/16 9/20* 3/07* 5/16

Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group, as well as T. Rowe Price and Fidelity Investments. He has investment experience since 1992 and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor’s degree in economics from Occidental College.

PIMCO Diversified Income PIMCO ESG Income PIMCO Income PIMCO Low Duration Income	Alfred Murata	5/16 9/20* 3/13 5/16

Managing Director, PIMCO. Mr. Murata is a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

PIMCO Diversified Income PIMCO High Yield PIMCO High Yield Spectrum	Sonali Pier	2/17 7/19 7/19

Executive Vice President, PIMCO. Ms. Pier is a portfolio manager focusing on multi-sector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University.

PIMCO Diversified Income	Charles Watford	12/22

Executive Vice President, PIMCO. Mr. Watford is a portfolio manager focusing on high yield. He is also a research analyst focused on the European automotive and real estate sectors. Prior to joining PIMCO in 2007, Mr. Watford was a management consultant at McKinsey & Company and an investment banking analyst at Morgan Stanley. He has investment experience since 2002 and holds an MBA from the Wharton School of the University of Pennsylvania. He also holds a master’s degree in chemistry from the University of Oxford.

Investors Should Retain This Supplement for Future Reference

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